                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to s.240.14a-12

                               BIKERS DREAM, INC.
                (Name of Registrant as Specified in Its Charter)

                      -------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

           -----------------------------------------

        2) Aggregate number of securities to which transaction applies:

           -----------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           -----------------------------------------

        4) Proposed maximum aggregate value of transaction:

           -----------------------------------------


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

        5) Total fee paid:

           -----------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid: __________________________

        2) Form, Schedule or Registration Statement No.: _______________

        3) Filing Party: ___________________________________________

        4) Date Filed: ____________________________________________


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

                               BIKERS DREAM, INC.

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2000

                          ----------------------------

To the Shareholders of Bikers Dream, Inc.:

        The Annual Meeting of Shareholders of Bikers Dream, Inc., a California corporation (the "Company"), will be held at the offices of the Company at 3810 Wacker Drive, Mira Loma, California, on December 15, 2000, at 9:00 a.m., local time, and any adjournments thereof, to consider and act upon the following matters:

        (1) The election of four directors;

        (2) To vote upon a proposal to amend Articles of Incorporation of the Company to modify the name of the Company to Ultra Motorcycle Company;

        (3) To vote upon a proposal to amend the Articles of Incorporation of the Company to effect a one-for-five or one-for-four reverse split of the issued and outstanding Common Stock of the Company;

        (4) Ratification of the Ultra Motorcycle Company 2000 Stock Option Plan;

        (5) Ratification of the selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year ended December 31, 2000; and

        (6) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

        The subject matter of each of the above proposals is described within the accompanying Proxy Statement.

        The Board of Directors has fixed the close of business on November 6, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

        In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding voting shares of the Company must be present in person or be represented by proxy.

        Whether or not you expect to attend the Annual Meeting in person, please date, sign and mail the enclosed Proxy in the postage-paid return envelope provided as promptly as possible. The Proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Directors


                                            Harold L. Collins
                                            Chief Operating Officer

Mira Loma, California
November 9, 2000

                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2000

                              --------------------


To Our Shareholders:

        Your Board of Directors furnishes this Proxy Statement in connection with its solicitation of your Proxy in the form enclosed to be used at the Company's Annual Meeting of Shareholders to be held on December 15, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        The Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, including audited financial statements, is being mailed to you on or about November 10, 2000 with this Proxy Statement.

        We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please date, sign and return your Proxy promptly in the postage paid return envelope provided. You may revoke your Proxy at any time prior to its exercise at the meeting by notice to the Company's Secretary and, if you attend the meeting, you may vote your shares in person. You may also revoke your Proxy by returning a duly executed Proxy bearing a later date. If no instruction is given, the proxy will be voted FOR each of the proposals described herein. The named proxies may vote in their discretion upon such other matters as may properly come before the meeting.

        Only shareholders of record at the close of business on November 6, 2000 will be entitled to vote at the meeting. As of November 6, 2000, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 8,920,946 shares of common stock, no par value ("Common Stock") and 702,194 shares of Series B Convertible Preferred Stock, no par value (the "Series B Preferred Stock").

        Holders of Common Stock are entitled to one vote per share. Holders of Series B Preferred Stock are entitled to that number of votes equal to the number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock at the time the shares are voted, which is 140,439, as of November 6, 2000. Notwithstanding the foregoing, shareholders may exercise cumulative voting rights with respect to the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected (four) multiplied by the number of votes held in his


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

or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

        Pursuant to California law, no shareholder can cumulate votes unless prior to the voting at the Annual Meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the Annual Meeting and the nominee for which the shareholder intends to cumulate votes has properly been nominated. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

        The presence, in person or by proxy, of a majority of all shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. The four candidates for election of directors receiving the highest number of votes will be elected, whether or not votes are cumulated. The ratification of the appointment of Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent public accountants for the 2000 fiscal year requires the approval of a majority of the shares present or represented by proxy and voting at the meeting. The approval of a majority of the shares present or represented by proxy and voting at the meeting is also required for the authorization and ratification of the Ultra Motorcycle Company 2000 Stock Option Plan.

        An affirmative vote of a majority of all outstanding shares is required for approval of: (i) the Amendment of the Articles of Incorporation of the Company to modify the name of the Company to Ultra Motorcycle Company; (ii) the Amendment of the Articles of Incorporation of the Company to effect a one-for-five or one-for-four reverse split of the issued and outstanding Common Stock of the Company.

        Abstentions and "broker non-votes" (shares which are held by brokerage firms for their clients, but as to which the firms have not received voting instructions from their clients and therefore do not have the authority to vote) will be counted for purposes of determining a quorum, but will not count as votes in favor of the election of directors, and will have no effect on the vote on Proposals 4, 5 and 6, and will have a negative effect on the votes on proposals 2 and 3.

        The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without extra compensation, by telephone, telegraph or personal solicitation, and no additional compensation will be paid to such persons. If requested, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.


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

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        At the Annual Meeting, management will present as nominees and recommend to the shareholders that each of the first four persons listed below (the current directors) be elected to serve as directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Each nominee has agreed to serve if elected.

        Proxies will be voted for the election of the four nominees named below unless instructions are given to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named. Should any nominee become unable to serve as a director, the persons named in the enclosed form of Proxy will, unless otherwise directed, vote for the election of such other person as the present Board of Directors may recommend to fill that position.

DIRECTORS AND EXECUTIVE OFFICERS

        The table below sets forth certain biographical information, present occupation and business experience for the past five years of each director and executive officer of the Company, including those persons nominated to serve on the Board of Directors. Officers of the Company are elected by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors.

        NAME                    OFFICE
        ----                    ------
        Harold Collins          Chief Operating Officer; Director

        John K. Russell         Director; Chairman of the Board

        Humbert Powell          Director

        Kenneth Schwartz        Director

        Michael J. Fisher       Chief Financial Officer

        Anne Todd               Controller

        HAROLD L. COLLINS, age 50, has served as general counsel of the Company since November 1998. In April 1999, the board of directors appointed Mr. Collins as a vice president of the Company. In February, 2000, the Board of Directors appointed Mr. Collins as a director to fill a vacancy on the board of directors, and in April 2000 the Board appointed Mr. Collins as interim Chief Operating Officer upon the resignation of Herm Rosenman, former President and CEO of the Company. In May 2000, the Board of

Directors appointed Mr. Collins as the permanent Chief Operating Officer of the Company. From 1977 until the time he joined the Company, Mr. Collins maintained a private law practice. His areas of practice included business litigation, personal injury litigation, family law and adversary proceedings in bankruptcy.

        JOHN K. RUSSELL, age 50, has been a director since May 1997. Mr. Russell is President of the Antique Dealers Association of America, Inc. and owns and operates a fine arts business. Mr. Russell has over twenty years of retail experience and an extensive background managing, supervising and consulting in motorcycle related businesses.

        HUMBERT POWELL, III, age 62, has been a director since December 1995. Mr. Powell has been a Managing Director with Sanders, Morris and Mundy, an investment banker and broker/dealer, since December 1996. Prior to joining Sanders, Morris and Mundy, Mr. Powell held a variety of positions in corporate finance and investment banking, including Chairman of Marleau, Lemire USA from 1995 to November 1996 and Senior Managing Director of Bear Stearns & Co. from 1984 to 1994. Mr. Powell also serves on the Board of Directors of Aperian Inc.

        KENNETH SCHWARTZ, age 64, was appointed as a director in April 2000 to fill a vacancy on the board of directors. From 1990 to 1998, Mr. Schwartz served as a director of Deloitte & Touche LLP, an accounting and consulting firm. Mr. Schwartz is also a director of Prospect Medical Holdings, Inc., a company which manages and administers physician organizations.

        MICHAEL J. FISHER, age 53, was appointed in July 1999 to serve as chief financial officer. From 1997 until the time he joined the Company, Mr. Fisher was chief financial officer of Pro-Mart Industries, a consumer laundry and clothing storage products company. From 1989 to 1996, Mr. Fisher was Vice President Operations, Service and Finance at Thermador Corporation, a manufacturer of high-end cooking products.

        ANNE TODD, age 34, was named Controller and appointed corporate secretary in 1997. Ms. Todd was previously assistant controller for the Company from 1995 to 1997. Prior to joining the Company she was assistant controller for American Standard from 1993 to 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors convened four meetings during the fiscal year ended December 31, 1999. In addition, the Board took action several times during the year by unanimous written consent. No Director attended less than 75% of the total number of meetings of the Board of Directors or all committees of which he was a member, except that Herm Rosenman, who was a director during the fiscal year ended December 31, 1999, abstained from participating in the one meeting of the compensation committee which was held during the year to grant Mr. Rosenman 100,000 options under the Company's 1998 Stock Option Plan. Mr. Rosenman resigned as a director of the Company on April 3, 2000.

        The Board has a compensation committee and an audit committee. The compensation committee is comprised of Messrs. Russell, Powell and Schwartz, with Mr. Powell serving as Chairman. The audit committee is comprised of Messrs. Schwartz and Powell, with Mr. Schwartz serving as Chairman. Each of them is independent, as defined by NASD rules. The audit committee meets to review the results of the annual audit and to discuss the financial statements. The compensation committee evaluates the performance of the Company's officers and makes recommendations to the Board concerning compensation. The Board does not have a nominating committee.

        In 1999, the audit committee did not convene a formal meeting, as the results of the audit for the fiscal year ended 1998 were reviewed by the entire membership of the Board of Directors. The compensation committee held one formal meeting in 1999, the purpose of which was to discuss grants of options to certain officers of the Company under the Company's 1998 Stock Option Plan.

AUDIT COMMITTEE REPORT(1)

        The Audit Committee has adopted a charter to set forth its responsibilities. A copy of the charter is attached as Appendix "A" to this proxy statement.

        As required by the charter, the Audit Committee reviewed the Company's audited financial statements and met with management, as well as with Singer Lewak Greenbaum & Goldstein LLP, the company's auditors, to discuss the financial statements.

        The Audit Committee received the report of Singer Lewak Greenbaum & Goldstein regarding the results of their audit and the letter of Singer Lewak Greenbaum and Goldstein, required by Independence Standards Board Standard No.
1. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of Singer Lewak Greenbaum & Goldstein, their independence, as well as the following:

        - the auditors' responsibilities in accordance with generally accepted accounting standards;

        - the initial selection of, and whether there were any changes in, significant accounting policies or their application;

        - management's judgments and accounting estimates;

        - whether there were any significant audit adjustments;

        - whether there were any disagreements with management;


----------
(1) This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

        - whether there was any consultation with other accountants;

        - whether there were any major issues discussed with management prior to the auditors' retention;

        - whether the auditors encountered any difficulties in performing the audit; and

        - the auditor's judgments about the quality of the company's accounting principles.

        Based on its discussions with management and the company's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-KSB for the period ended December 31, 1999 for filing with the SEC.

                             THE AUDIT COMMITTEE
                             Kenneth Schwartz (Chairman)
                             Humbert Powell


COMPENSATION OF DIRECTORS

        During the fiscal year ended December 31, 1999, no cash compensation was paid to directors of the Company for their services as directors.

        In May 2000, the Board of Directors decided to award $2,500 per quarter, payable mid-period, to each of the Company's three outside directors: John Russell, Humbert Powell and Kenneth Schwartz. The directors also decided to grant an additional $1,000 per quarter to Mr. Russell in consideration of his services as Chairman of the Board. In addition, the Board decided to award $500 per meeting to members of the Audit Committee. In October 2000, the directors awarded Mr. Russell a motorcycle of Mr. Russell's choosing as additional compensation for his past services as a member of the Board of Directors.

        In July 1998, the Company's shareholders approved a stock option plan (the "Plan") that authorizes incentive stock options for employees (including officers) and non-qualified stock options for non-employee directors and consultants. A total of 1,000,000 shares of Common Stock were reserved for issuance under the Plan.

        Under the Plan, as of the date of their first election or appointment as directors, each director of the Company is automatically granted non-qualified stock options to purchase 5,000 shares of the Company's Common Stock, and thereafter on each anniversary of their first election or appointment as director, each director of the

Company will automatically be granted non-qualified stock options to purchase 2,000 shares of the Company's Common Stock. Except as expressly authorized by the Plan, directors of the Company who are members of the committee that administers the Plan are not otherwise eligible to participate in the Plan. The exercise price for each non-qualified stock option granted under the Plan is the fair market value of the Company's Common Stock on the date of grant. Each such non-qualified stock option has a term of five years, subject to earlier termination. If a holder of any non-qualified stock option granted under the Plan no longer serves on the Board, then the outstanding non-qualified stock options of such holder will expire one year after such termination, or their stated expiration date, whichever occurs first.

        During the year ended December 31, 1999, each of the Company's four directors were entitled to receive options under the Plan for the purchase of 2,000 shares of Common Stock, all with an exercise price of $1.75 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("reporting persons"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of reports and amendments thereto on Forms 3, 4 and 5 furnished to the Company by reporting persons during, and with respect to, its fiscal year ended December 31, 1999, and on a review of written representations from reporting persons to the Company that no other reports were required to be filed for such fiscal year, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than ten percent beneficial owners during such period were satisfied in a timely manner.

                       BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth certain information regarding ownership of the Company's voting securities, which include its Common Stock and Series B Preferred Stock, as of October 10, 2000 by each director of the Company, the chief executive officer of the Company, each person known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and all of the directors and the chief executive officer of the Company as a group, excluding in each case rights under options or warrants not exercisable within 60 days. All persons named have sole voting power and investment power over their shares except as otherwise noted. The figures set forth below have been adjusted to reflect the Company's reverse stock split as of February 5, 1998.


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

                                   NAME AND ADDRESS OF            NUMBER OF       PERCENT OF
  TITLE OF CLASS                    BENEFICIAL OWNER            SHARES OWNED         CLASS
  --------------            -------------------------------     ------------      ----------
  Common Stock              Humbert B. Powell, III(1)               17,000(2)        *(3)
                            126 East 56th Street, 24th Floor
                            New York, NY 10022

  Common Stock              John K. Russell(4)                      17,000(5)        *(3)
                            3810 Wacker Drive
                            Mira Loma, CA 91752

  Common Stock              Harold L. Collins(6)                    30,000(7)        *(3)
                            3810 Wacker Drive
                            Mira Loma, CA 91752

  Common Stock              Michael J. Fisher(8)                         0           *(3)
                            3810 Wacker Drive
                            Mira Loma, CA 917523

  Common Stock              Kenneth Schwartz(9)                          0            *
                            3810 Wacker Drive
                            Mira Loma, CA 91752

  Common Stock              Bulldog Capital Management             470,168(10)      5.2%(3)
                            Limited Partnership
                            33 Garden Avenue North
                            Suite 750
                            Clearwater, FL 34615

  Common Stock              Austost Anstalt Schaan                 694,263(11)      7.8%
                            7440 Fuerstentum
                            Lichenstein, Landstrasse 163

  Common Stock              Tusk Investments Inc.                  607,705          6.8%
                            P.O. Box 4603
                            Zurich, Switzerland

  Common Stock              Directors and Officers as a             64,000            *%(3)
                            Group(5)

  Series B Pfd. Stock       Mull Acres Investments, Inc.           600,000         85.4%(12)(13)
                            c/o Furman Selz
                            230 Park Avenue
                            New York, NY 10169

  Series B Pfd. Stock       Len Lichter                            102,194         14.6%(14)(13)
                            405 Park Avenue
                            New York, NY 10022

  Series B Pfd. Stock       Directors and Officers as a
                            Group(5)                                     0            0%(13)

------------

 * Represents less than 1% of the outstanding shares of Common Stock of the Company as of October 10, 2000.

(1)  Mr. Powell is a director of the Company.


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

(2)  Issuable upon exercise of presently exercisable options.

(3) Percent of class calculation based on 8,920,946 shares of Common Stock outstanding as of October 10, 2000, plus number of shares of Common Stock, if any, issuable to the named securityholders upon conversion of preferred stock and/or exercise of options and warrants exercisable within 60 days.

(4)  Mr. Russell is the Chairman of the Board of Directors of the Company.

(5)  Issuable upon exercise of presently exercisable options.

(6) Mr. Collins is a director, chief operating officer, and general counsel of the Company.

(7)  Issuable upon the exercise of currently exercisable options.

(8)  Mr. Fisher is chief financial officer of the Company.

(9)  Mr. Schwartz is a director of the Company.

(10) Bulldog Capital Management Limited Partnership ("BCM, L.P."), Bulldog Capital Management, Inc.("BCM, Inc."), the general partner of BCM, L.P., Ronald J. Pollack ("Pollack"), the controlling shareholder of BCM Inc., and Foxhound Fund Limited Partnership ("Foxhound"), of which BCM, L.P. is the general partner, filed an Amendment No. 1 to Schedule 13G dated December 31, 1999 indicating that BCM, L.P., BCM, Inc., and Pollack share voting power and dispositive power with respect to 470,168 shares, and that BCM, L.P., BCM, Inc., Pollack and Foxhound share voting power and dispositive power with respect to 343,834 shares. The Amendment No. 1 to Schedule 13G also states that BCM, L.P. is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares, and that no individual client's holdings are more than 5% of the class. The principal offices of BCM, L.P., BCM, Inc., Foxhound and Pollack are located at 33 Garden Avenue North, Suite 750, Clearwater, Florida 34615.

(11) Based on Amendment No. 2 to Schedule 13A filed by Austost Anstalt Schaan on April 7, 2000.

(12) Represents 1.3% of the outstanding Common Stock of the Company as of October 10, 2000, assuming conversion of said 600,000 shares of Series B Preferred Stock to Common Stock on such date.

(13) Percent of class calculation based on 702,194 shares of Series B Preferred Stock outstanding as of October 10, 2000.

(14) Represents less than 1% of the outstanding Common Stock of the Company as of October 10, 2000, assuming conversion of said 102,194 shares of Series B Preferred Stock to Common Stock on such date.

EMPLOYMENT AGREEMENTS AND REPRICING OF OPTIONS

        The Company entered into an employment agreement with Herm Rosenman in September 1997, pursuant to which Mr. Rosenman was employed as President and Chief Executive Officer of the Company. As publicly disclosed in the Company's prior filings with the SEC, Mr. Rosenman resigned as a director and President and Chief Executive Officer of the Company on April 3, 2000. The term of Mr. Rosenman's employment agreement originally was three years and was extended to five years by amendment in December 1997 and the term was subsequently extended to seven years by amendment in December 1999. Under the terms of the agreement, as amended, Mr. Rosenman was to receive base compensation of $17,361 for each month of the first, second and third years, and at least $20,000 for each month of the fourth through seventh years, of the term. In accordance with the terms of the employment agreement and as agreed to by the parties, the Company deferred payment of $7,361 each month for the months of September and October 1997, $4,861 each month for the months of November and December 1997 and $2,361 each month during the year of 1998. Pursuant to the employment agreement, the Company was to pay all amounts so deferred in equal monthly installments throughout the remainder of the term commencing January 1999, determined by dividing the total amount of payments deferred by the total number of monthly payments remaining during the term as of January 1, 1999. As of January 1, 1999, the total amount deferred was $52,778 (the "Deferred Amount"). As of September 30, 2000, the Company has paid Mr. Rosenman $49,583 in partial payment of the Deferred Amount.

        Under the terms of his employment agreement, Mr. Rosenman also was eligible to participate in any bonus plans applicable to executive officers of the Company as may be established by the Board. The employment agreement also provided for reimbursement of Mr. Rosenman for certain automobile expenses and provided him with a motorcycle manufactured by the Company for his personal use, title to which was to have been transferred to him if he served the full term of the agreement. Mr. Rosenman's employment agreement also provided that on the date of any termination without cause of Mr. Rosenman's employment under his employment agreement arising from a change in control, the Company was obligated to pay to Mr. Rosenman an amount equal to 18 months' salary, as determined according to the amount paid to Mr. Rosenman at the time of termination, payable on a monthly basis.

        The Company takes the position that no sums are due and owing to Mr. Rosenman under his agreements with the Company subsequent to the date of his resignation.

        In connection with Mr. Rosenman's employment agreement, the Company and Mr. Rosenman entered into a stock grant and stock option agreement in December 1997. Pursuant to the stock grant and stock option agreement, the Company agreed to grant

30,000 shares of Common Stock (after giving effect to the reverse stock split of the Company's Common Stock that was effected as of February 5, 1998) to Mr. Rosenman, which shares would vest in equal allotments of 10,000 shares on each of September 1, 1998, September 1, 1999 and September 1, 2000, provided that Mr. Rosenman was still employed by the Company under his employment agreement at each such vesting date. Under an amendment to the stock grant and stock option agreement entered into in December 1998, the vesting dates for the first two allotments of 10,000 shares (a total of 20,000 shares) were changed to January 1, 1999, and the vesting date for the last allotment of 10,000 shares was changed to January 1, 2000 in lieu, partially, of a cash bonus to Mr. Rosenman. Once vested, none of the 30,000 shares are issuable until September 1, 2000 or upon termination of Mr. Rosenman's employment, whichever occurs first.

        Under the original stock grant and stock option agreement, the Company agreed to grant 460,000 options to Mr. Rosenman at an exercise price of $5.00 per share (as adjusted for the reverse stock split of the Common Stock of the Company effected as of February 5, 1998), which shares would vest in specified allotments over a period of five years. In October 1998, these options, together with 13,334 previously granted options, were canceled and new options were issued at an exercise price of $4.00 per share, which price included a premium of approximately 10% above the fair market value of the Common Stock as of the date of approval by the Compensation Committee. The Compensation Committee approved the reduction in the exercise price from $5.00 to $4.00 to more closely reflect the market price of the Common Stock and thereby maintain the value of the options as an incentive. As a result of this stock option repricing, the Company canceled a total of 473,334 stock options and granted the same number of new stock options at the aforementioned exercise price of $4.00 per share.

        In December 1998, all 473,334 options were canceled and new options were issued at an exercise price of $3.00 per share, which price includes a premium of approximately 20% above the fair market value of the Common Stock as of the date of approval by the Compensation Committee. In lieu, partially, of a cash bonus, the Compensation Committee approved the reduction in the exercise price from $4.00 to $3.00 per share to avoid the expense to the Company of a cash or stock bonus. As a result of this stock option repricing, the Company canceled a total of 473,334 stock options and granted the same number of new stock options at the aforementioned exercise price of $3.00 per share. Under the original stock grant and stock option agreement, the vesting schedule for the 460,000 options granted thereunder provided (after giving effect to the reverse stock split of the Company's Common Stock that was effected as of February 5, 1998) for vesting of 80,000 options on September 1, 1998, 80,000 options on September 1, 1999 (of which 40,000 were performance-based options), and 100,000 options (of which 50,000 were performance-based options) on each of September 1, 2000, September 1, 2001 and September 1, 2002. Pursuant to the amendment to Mr. Rosenman's stock grant and stock option agreement, this vesting schedule was amended in December 1998 to provide, in partial substitution for a cash bonus, for vesting of the remaining then - unvested 380,000 options as follows: 80,000 options (of which 40,000 options were performance-based options) on December 31, 1998 and 100,000 options (of which 50,000 options are performance-based options) on each of December 31, 1999, December 31, 2000 and December 31, 2001. It is the Company's position that, as of the date of Mr. Rosenman's resignation, 210,000 out of the 460,000 options granted under Mr. Rosenman's stock grant and stock option agreement, as amended, were vested.

        At the end of 1998, the Board of Directors approved the award of 1998 model motorcycles or a bonus to certain members of senior management, including Mr. Rosenman. Mr. Rosenman has not yet accepted a 1998 motorcycle which the Company has made available to him in satisfaction of the Company's obligation to provide him with a bonus motorcycle. The Company has valued this 1998 model motorcycle at approximately $12,500.

        In May 1999, the Compensation Committee of the Board of Directors granted to Mr. Rosenman options to purchase 100,000 shares of the Company's common stock. 50,000 of these options are to vest upon the sooner to occur of:
(i) the Company's common stock trading at an average of $6.00 or higher for both: (A) 90 consecutive trading days during any twelve month period preceding the filing of the Corporation's year end financial statements with the SEC, and
(B) the ten trading days immediately following the dated on which the Corporation files its year end financial statements with the SEC, or (ii) the first to occur of: (A) the termination of Mr. Rosenman's employment with the Company other than for cause; (B) a change of control of the Company, whereby substantially all of the assets of the Company are sold or an investor or group buys over 50% of the Company's fully diluted shares outstanding; or (C) August 31, 2003. The remaining 50,000 options granted to Mr. Rosenman are to vest upon the sooner to occur of: (i) the Company's common stock trading at an average of $9.00 or higher for both: (A) 90 consecutive trading days during any twelve month period preceding the filing of the Company's year end financial statements with the SEC, and (B) the ten trading days immediately following the dated on which the Company files its year end financial statements with the SEC, or (ii) the first to occur of: (A) the termination of Mr. Rosenman's employment with the Corporation other than for cause; (B) a change of control of the Corporation, whereby substantially all of the assets of the Corporation are sold or an investor or group buys over 50% of the Corporation's fully diluted shares outstanding; or (C) August 31, 2003. It is the Company's position that, as of the date of Mr. Rosenman's resignation, none of the 100,000 options were vested.

        In November 1998, the Company entered into a three year employment agreement with Harold L. Collins, pursuant to which Mr. Collins is employed as the Company's general counsel at an initial annual salary of $150,000. Mr. Collins' salary will be adjusted annually based on a review of his performance and the Company's financial condition at the time of such adjustment. As discussed in Note (1) to the Summary Compensation Table set forth below, on May 15, 2000, the Board of Directors appointed Mr. Collins as the Company's permanent Chief Operating Officer. In connection with such promotion, the Board of Directors increased Mr. Collins' salary to $180,000 per annum, retroactive to April 3, 2000. Mr. Collins' employment agreement provides that Mr. Collins shall be eligible to participate in such bonus plans, stock grant and stock option plans applicable to executive officers of the Company as may be established by the Board of Directors from time to time, pursuant to the terms of such plans. Upon termination upon a change of control, Mr. Collins is entitled to payment equal to six months salary, based on his then current rate of compensation. If he is terminated for any other reason, he is entitled to receive six months of severance pay if he has been employed for one year or less, and one year of severance pay if he has been employed for more than one year. In November 1998, the Company also granted to Mr. Collins options to purchase 30,000 shares of the Company's common stock at an exercise price of $3.63 per share. These options expire in November 2003.

EXECUTIVE COMPENSATION

        The following table sets forth certain summary information regarding compensation paid by the Company for services rendered in all capacities during the fiscal years ended December 31, 1999, 1998 and 1997, respectively, to the Company's chief executive officer and other executive officers named below during the fiscal year ended December 31, 1999. Where applicable, the figures set forth below have been adjusted to reflect the Company's reverse stock split effected as of February 5, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                         ----------------------------
                                                ANNUAL COMPENSATION                       SECURITIES
                                               --------------------       RESTRICTED      UNDERLYING
       NAME AND PRINCIPAL POSITION    YEAR     SALARY         BONUS      STOCK AWARDS    OPTIONS/SARS
     -------------------------------  ----    -----------    ----------  ------------    ------------
     Herm Rosenman, CEO/President(1)  1999    $208,332(2)          0        $     0          100,000(3)
                                      1998    $208,332(2)    $12,800(4)     $ 76,875(6)      478,334(7)
                                      1997    $ 69,444(2)          0        $158,646(5)      473,334(8)

     Harold L. Collins, Chief         1999    $150,000             0        $      0               0
     Operating Officer(1)             1998    $ 12,500       $     0        $      0          30,000(9)
                                      1997    $      0       $     0        $      0               0

     Michael J. Fisher, CFO(10)       1999    $ 44,717       $     0        $      0               0
                                      1998    $      0       $     0        $      0               0
                                      1997    $      0       $     0        $      0               0

------------

(1) Herm Rosenman was appointed Chief Executive Officer and President in September 1997. Harold L. Collins was appointed General Counsel in November 1998, Vice President in April 1999 and in February 2000 was appointed as a director to fill a vacancy on the Board of Directors. On April 3, 2000, Mr. Rosenman resigned as President and Chief Executive Officer and the Board of Directors appointed Mr. Collins as interim Chief Operating Officer. On May 15, 2000, the Board of Directors appointed Mr. Collins as the Company's permanent Chief Operating Officer. Other than the officers listed in the table, no other executive officer earned salary and bonus at a rate in excess of $100,000 per annum during the fiscal year ended December 31, 1999.

(2) Mr. Rosenman's employment agreement with the Company, as amended, provided for salary to be paid in monthly installments of $17,361 for the first, second and third years of the agreement and not less than $20,000 for the fourth through seventh years of the agreement. The term of the agreement commenced in September 1997. In accordance with the terms of the employment agreement and as previously agreed to by the parties, the Company deferred payment of $7,361 each month for the months of September and October 1997, $4,861 each month for the months of November and December 1997 and $2,361 each month during the year of 1998. Therefore, Mr. Rosenman received only $45,000 in 1997 and $180,000 in 1998, in lieu of the sums of $69,444 and
     $208,332, respectively, which he earned during those years under the terms of his employment agreement. Pursuant to the employment agreement, amounts deferred in 1997 and 1998 were to be paid in equal monthly installments throughout the remainder of the term commencing January 1999, determined by dividing the total amount of payments deferred by the total number of monthly payments remaining during the term as of January 1, 1999. As of January 1, 1999, the total amount deferred was $52,778, (the "Deferred Amount"). During the fiscal year ended December 31, 1999, Mr. Rosenman was paid $240,000, of which $208,332 was attributable to salary owed to Mr. Rosenman under the employment agreement and the remainder of $31,668 was attributable to partial payment of the Deferred Amount. As of December 31, 1999, $21,110 of the Deferred Amount remained outstanding. As set forth in footnote (1) above, Mr. Rosenman resigned as President and Chief Executive Officer of the Company on April 3, 2000. The Company takes the position that no sums are due and owing to Mr. Rosenman under his agreements with the Company subsequent to the date of his resignation.

(3) In May 1999, the Compensation Committee of the Board of Directors granted to Mr. Rosenman options to purchase 100,000 shares of the Company's common stock. 50,000 of these options were to vest upon the sooner to occur of:
     (i) the Company's common stock trading at an average of $6.00 or higher for both: (A) 90 consecutive trading days during any twelve month period preceding the filing of the Corporation's year end financial statements with the SEC, and (B) the ten trading days immediately following the dated on which the Corporation files its year end financial statements with the SEC, or (ii) the first to occur of: (A) the termination of Mr. Rosenman's employment with the Company other than for cause; (B) a change of control of the Company, whereby substantially all of the assets of the Company are sold or an investor or group buys over 50% of the Company's fully diluted shares outstanding; or (C) August 31, 2003. The remaining 50,000 options granted to Mr. Rosenman were to vest upon the sooner to occur of: (i) the Company's common stock trading at an average of $9.00 or higher for both:
     (A) 90 consecutive trading days during any twelve month period preceding the filing of the Company's year end financial statements with the SEC, and
     (B) the ten trading days immediately following the dated on which the Company files its year end financial statements with the SEC, or (ii) the first to occur of: (A) the termination of Mr. Rosenman's employment with the Company other than for cause; (B) a change of control of the Company, whereby substantially all of the assets of the Company are sold or an investor or group buys over 50% of the Company's fully diluted shares outstanding; or (C) August 31, 2003. As set forth in footnote (1) above, Mr. Rosenman resigned as President and Chief Executive Officer of the Company on April 3, 2000. It is the Company's position that, as of the date of Mr. Rosenman's resignation, none of the 100,000 options were vested.

(4) On December 28, 1998, in lieu of a cash bonus (i) the vesting schedule of 30,000 shares of restricted stock previously granted to Mr. Rosenman in 1997 was changed; and (ii) the exercise price of certain options to purchase Common Stock previously granted to Mr. Rosenman was reduced and the vesting schedule for such options was changed. As set forth in footnote
     (1) above, Mr. Rosenman resigned as president and chief executive officer of the Company in April 3, 2000. It is the Company's position that, as of the date of Mr. Rosenman's resignation, certain of these options were not vested. See also notes (5), (6) and (7). In addition, at the end of 1998, the Board of Directors approved the award of 1998 model motorcycles or a bonus to certain members of senior management, including Mr. Rosenman. Mr. Rosenman has not yet accepted a 1998 motorcycle which the Company has made available to him in satisfaction of the Company's obligation to provide him with a bonus motorcycle. The Company has valued this 1998 model motorcycle at approximately $12,500, as indicated in the bonus column in 1998 opposite Mr. Rosenman's name in the executive compensation table above.

(5) Includes 667 shares of Common Stock granted in consideration of Mr. Rosenman's services as a consultant to the Company that vested on August 1, 1997, and 30,000 shares granted as of September 1, 1997, pursuant to Mr. Rosenman's stock grant and stock option agreement, of which 10,000 shares were originally scheduled to vest on each of September 1, 1998, September 1, 1999 and September 1, 2000. As discussed in notes (4) and (6), on December 28, 1998 the vesting dates for the first two allotments of 10,000 shares (a total of 20,000 shares) were changed to January 1, 1999 and the vesting date for the last allotment of 10,000 shares was changed to January 1, 2000. Dividends will be paid on such shares (when issued and outstanding) only to the same extent, if any, that dividends are paid on all other outstanding shares of Common Stock.

(6) As described in note (5), the vesting dates of the 30,000 shares originally awarded to Mr. Rosenman in 1997 were changed on December 28, 1998, with 20,000 shares vesting on January 1, 1999 and 10,000 shares vesting on January 1, 2000. In the table, this change in vesting dates has been treated as the grant of a new restricted stock award of 30,000 shares in 1998; however, the 1998 award in effect simply replaces, and is not cumulative with respect to, the prior award of 30,000 shares in 1997. All of the 30,000 shares, once vested, are not issuable until September 1, 2000 or upon termination of Mr. Rosenman's employment, whichever occurs first. Dividends on the 30,000 shares (when issued and outstanding) will be paid only to the same extent, if any, that dividends are paid on all other outstanding shares of Common Stock. As of December 31, 1999, Mr. Rosenman held a total of 667 shares of restricted stock awarded to him as compensation, and the total value of such shares, based on the Nasdaq closing sales price for the Company's Common Stock on that date, was $541.94.

(7) Includes non-qualified options to purchase 473,334 shares of Common Stock that are reflected in this table as securities underlying options originally granted in the fiscal year ended December 31, 1997. 460,000 of these options were granted pursuant to a stock grant and stock option agreement between the Company and Mr. Rosenman. See description under "Employment Agreements and Repricing of Options." The 473,334 options are included in the table for 1998 because they were all repriced on October 22, 1998 at an exercise price of $4.00 and subsequently repriced on December 28, 1998 at an exercise price of $3.00. Pursuant to the amendment to Mr. Rosenman's stock grant and stock option agreement, the vesting schedule for 380,000 of the 460,000 options originally granted under that agreement was amended in December 1998 to provide, in partial substitution for a cash bonus, for vesting of the remaining then - unvested 380,000 options as follows: 80,000 options (of which 40,000 options were performance-based options) on December 31, 1998 and 100,000 options (of which 50,000 options are performance-based options) on each of December 31, 1999, December 31, 2000 and December 31, 2001. It is the Company's position that, as of the date of Mr. Rosenman's resignation, 210,000 out of the 460,000 options granted under Mr. Rosenman's stock grant and stock option agreement, as amended, were vested. The 478,334 figure in the executive compensation table also includes options to purchase 5,000 shares of Common Stock granted in 1998 in consideration of Mr. Rosenman's services as a director of the Company.

(8) Includes non-qualified options to purchase 3,334 shares of Common Stock granted on August 1, 1997 in consideration of Mr. Rosenman's services as a consultant to the Company and non-qualified options to purchase 470,000 shares of Common Stock granted on September 1, 1997, of which 460,000 options were granted pursuant to Mr. Rosenman's stock grant and stock option agreement, as amended, and 10,000 options were granted in consideration of Mr. Rosenman's services as a director of the Company. It is the Company's position that, as of the date of Mr. Rosenman's resignation, 210,000 out of the 460,000 options granted under Mr. Rosenman's stock grant and stock option agreement, as amended, were vested.

(9) In November 1998, the Company granted to Mr. Collins options to purchase 30,000 shares of the Company's common stock at an exercise price of $3.63 per share. These options expire in November 2003.

(10) Michael Fisher was appointed Chief Financial Officer in July 1999 at an annual salary of $100,000 per year.

STOCK OPTIONS

        The following table sets forth certain information with respect to stock options granted to Herm Rosenman during the fiscal year ended December 31, 1999. Mr. Rosenman resigned as President and Chief Executive Officer on April 3, 2000. No other executive officer was awarded stock options during the year.

                        OPTION GRANTS IN THE FISCAL YEAR
                             ENDED DECEMBER 31, 1999

                                            NUMBER OF     PERCENT OF
                                           SECURITIES    TOTAL OPTIONS
                                           UNDERLYING     GRANTED TO      EXERCISE
                                             OPTIONS     EMPLOYEES IN       PRICE
        NAME                                 GRANTED        1999(3)       ($/SHARE)  EXPIRATION DATE
        ----                              ------------   --------------   ---------  ---------------
        Herm Rosenman.................       100,000(1)     46.73%          $3.06       5/29/04
        Herm Rosenman.................         2,000(2)       .93%          $1.75       7/23/04

------------

(1) In May 1999, the Compensation Committee of the Board of Directors granted to Mr. Rosenman options to purchase 100,000 shares of the Company's common stock. 50,000 of these options were to vest upon the sooner to occur of:
     (i) the Company's common stock trading at an average of $6.00 or higher for both: (A) 90 consecutive trading days during any twelve month period preceding the filing of the Corporation's year end financial statements with the SEC, and (B) the ten trading days immediately following the dated on which the Corporation files its year end financial statements with the SEC, or (ii) the first to occur of: (A) the termination of Mr. Rosenman's employment with the Company other than for cause; (B) a change of control of the Company, whereby substantially all of the assets of the Company are sold or an investor or group buys over 50% of the Company's fully diluted shares outstanding; or (C) August 31, 2003. The remaining 50,000 options granted to Mr. Rosenman were to vest upon the sooner to occur of: (i) the Company's common stock trading at an average of $9.00 or higher for both: (A) 90 consecutive trading days during any twelve month period preceding the filing of the Company's year end financial statements with the SEC, and (B) the ten trading days immediately following the dated on which the Company files its year end financial statements with the SEC, or (ii) the first to occur of: (A) the termination of Mr. Rosenman's employment with the Corporation other than for cause; (B) a change of control of the Corporation, whereby substantially all of the assets of the Corporation are sold or an investor or group buys over 50% of the Corporation's fully diluted shares outstanding; or (C) August 31, 2003. As set forth in footnote (1) to the executive compensation table, Mr. Rosenman resigned as President and Chief Executive Officer of the Company on April 3, 2000. It is the Company's position that, as of the date of Mr. Rosenman's resignation, none of the 100,000 options were vested.

(2) These options are exercisable commencing July 23, 1999. These options were granted in consideration of Mr. Rosenman's services as a director of the Company.

(3) Includes, for purposes of this table, the total number of options granted to Mr. Rosenman as a director.

The following table sets forth certain information as to the fiscal year-end value of unexercised options of Herm Rosenman, who resigned as the Company's President and Chief Executive Officer on April 3, 2000, and Harold L. Collins, Chief Operating Officer. No other named executive officer owned options as of December 31, 1999. Neither Mr. Rosenman nor Mr. Collins exercised any options during the fiscal year ended December 31, 1999.

                          AGGREGATE OPTION EXERCISES IN
      FISCAL YEAR ENDED DECEMBER 31, 1999 AND FISCAL YEAR-END OPTION VALUES


                                                    NUMBER OF SHARES              VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED           IN THE MONEY OPTIONS
                       SHARES                      OPTIONS AT 12/31/99               AT 12/31/99(1)
                     ACQUIRED ON    VALUE      ----------------------------    ----------------------------
NAME                  EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                 -----------   --------    -----------    -------------    -----------    -------------
Herm Rosenman....        0           --         230,334          350,000            0               0
Harold L. Collins        0           --          30,000                0            0               0

----------

(1) The value of the Company's Common Stock for the purposes of the calculation was based upon the closing sales price for the Company's Common Stock on December 31, 1999, as reported by The Nasdaq Stock Market, minus the exercise price.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 1996 and 1997, the Company incurred a total of $115,603 in fees to Meyer, Duffy & Associates, Inc. ("Meyer, Duffy"), for consulting services with respect to capital raising. Mr. Don Duffy, a former director of the Company, is a principal of Meyer, Duffy. Mr. Duffy resigned from the board of directors on December 31, 1999. The fees were paid by the Company in May and June of 1998.

        In private offerings in January and June of 1997, the Company sold $2,210,000 principal amount of 12% promissory notes and $2,710,000 principal amount of 9.75% promissory notes, respectively. MD Strategic L.P. ("MD Strategic"), PV II L.P. ("PV II") and MD Ventures III ("MDV III"), partnerships in which Mr. Duffy is a principal, purchased an aggregate of $1,480,000 of such notes. In August 1998, the notes held by the partnerships plus accrued interest thereon were converted into a total of 1,559,742 shares of Series B Preferred Stock. These shares were subsequently converted into a total of 311,950 shares of Common Stock, after giving effect to the Company's reverse stock split which became effective on February 5, 1998 (the "reverse split").

        In connection with the January 1997 issuance of the 12% promissory notes, the Company issued 1,105,000 warrants ("C Warrants") to purchase an equivalent number of shares of Common Stock (221,000 shares of Common Stock on a post-reverse split basis). Of this number, a total of 375,000 C Warrants were issued to MD Strategic and PV II. In September 1997, MD Strategic and PV II received 275,000 shares of Common Stock (55,000 shares on a post reverse split basis) upon the exercise of an equivalent number of warrants. PV II continues to hold Series C Warrants entitling it to purchase 20,000 shares of Common Stock on a post-reverse split basis.

        In connection with the June 1997 issuance of the 9.75% promissory notes, the Company issued 1,367,501 warrants ("E Warrants") to purchase an equivalent number of shares of Common Stock of the Company (273,500 shares of Common Stock on a post-reverse split basis). Of this number, a total of 365,000 E Warrants were issued to MD Strategic and MDV III. These warrants entitle MD Strategic and MDV III to purchase a total of 73,000 shares of Common Stock on a post reverse split basis.

        In February 1998, pending the completion of the Company's Series C Preferred Stock offering, the Company obtained unsecured bridge loans in the amounts of $500,000 and $300,000, respectively, from MD Strategic and MDV IV, L.P. ("MDV IV"), partnerships in which Mr. Duffy is a principal. Both loans bore interest at 12%. MD Strategic and MDV IV also received a total of 150,000 warrants at an exercise price

$5.00 per share, pending completion of the Series C Preferred Stock offering. In April 1998, MD Strategic was issued 48 units of Series C Preferred Stock and 60,000 additional warrants for total consideration of $1.2 million consisting of $700,000 in cash and conversion of its $500,000 promissory note. In August 1998, these 48 units were converted into 396,040 shares of Common Stock. In April 1998, MDV IV was issued 12 units of Series C Preferred Stock and 15,000 additional warrants in exchange for conversion of its $300,000 promissory note. In August 1998, these 12 units were converted into 99,010 shares of Common Stock.

        On April 1, 1998, Meyer, Duffy entered into a Consulting Agreement with the Company pursuant to the terms of which Meyer, Duffy agreed to provide the Company consulting services with respect to capital raising and providing industry research in exchange for a fee of $117,600 (payable in monthly installments of $4,900 over a period of two years) and warrants to purchase 25,000 shares of Common Stock of the Company with an exercise price of $4.00 per share. The Company has made payments totaling $67,691 under the Consulting Agreement through the date hereof. The Consulting Agreement was terminated in June 2000, retroactive to April 1, 1999.

        In October 1998, the Company obtained another bridge loan from MD Strategic in the amount of $300,000. The loan was originally evidenced by an unsecured note bearing interest at 18% per annum and was due, together with accrued interest, on the earlier of December 31, 1999 or upon receipt by the Company of funds from a third-party lender. In January 2000, MD Strategic assigned the note, on which there was accrued approximately $82,200 in interest and fees, to W3 Holdings, Inc. W3 Holdings extended the term of the note to March 31, 2000. On July 5, 2000, the Company completed an agreement in payment of the debt with W3 Holdings as described below.

        In November 1999, the Company obtained another loan in the amount of $300,000 from William Whalen, a shareholder of the Company. The loan originally was evidenced by two promissory notes in the principal amounts of $200,000 and $100,000 respectively, each bearing interest at a rate of 12% per annum, and maturing on June 30, 2000. In January 2000, the notes were replaced by two amended and restated promissory notes in the principal amounts of $156,638 and $150,000, respectively. The amended and restated $156,638 note evidences $150,000 of the principal amount of the original $200,000 note, $4,338 of accrued interest on the original $200,000 note and $2,300 of accrued interest on the original $100,000 note. The amended and restated $150,000 note evidences the entire principal amount of the original $100,000 note, plus $43,362 of the original principal amount of the $200,000 note. Both the $156,638 and $150,000 amended and restated notes bear interest at a rate of 12% per annum and mature on March 31, 2000. Mr. Whalen subsequently assigned the amended and restated
note in the amount of $150,000 to W3 Holdings, while continuing to hold the amended and restated $156,638 note.

        In July 2000, the Company reached a settlement of its obligations owing on the two promissory notes held by W3 Holdings. The combined sum of principal and interest owing on the notes was approximately $560,000 at the time the settlement was reached.

The Company negotiated a compromise payment of $195,000 to extinguish all indebtedness on the notes. Final payment of the $195,000 was made on July 20, 2000.

        Mr. Whalen has agreed, in principle, to extend to June 30, 2002 the maturity date of the $156,638 note, on which there was accrued $12,771 in interest as of September 30, 2000.

        In May 1998, the Company entered into an agreement with Cana Capital Corporation, a company owned by Bruce Scott, a former director, pursuant to which Cana Capital would provide $1.5 million in floor financing for the Company's motorcycles. In April 1999, Cana Capital elected to terminate the flooring agreement. Thereafter, Cana Capital allowed the Company several months to pay off the balance on the floor financing. In approximately August 1999, a dispute arose between Cana Capital and the Company as to claims the Company had against Cana Capital, which offset in whole or in part the balance remaining on the floor financing. Cana Capital subsequently filed suit against the Company in the Circuit Court for the Fourth Judicial Circuit, Duval County, Florida. The Company defended the action and cross-complained against Cana Capital to offset the balance owed on the floor financing, which, according to the Company's records, was approximately $235,000 as of June 30, 2000. Advances under the Cana Capital line of credit had an interest rate of 2% over the prime rate if used to finance the acquisition of new vehicles, and 5% over the prime rate if used to finance the acquisition of used vehicles.

        In July 2000, the Company successfully reached a settlement agreement with Cana Capital and Mr. Scott which required payment by the Company to Cana Capital by July 31, 2000. On July 28, 2000, the Company fulfilled its obligations under the settlement agreement. In exchange for the payment, Cana Capital agreed to provide the Company the original title to motorcycles financed under the Cana Capital floor line and has dismissed its suit with prejudice.

        In February 1998, the Company entered into a license agreement with Big Bike Boutique, Inc. ("BBB"), a company owned by Bruce Scott, a director of the Company and owner of four independently operated Bikers Dream dealerships, pursuant to which the Company licensed its name to BBB for the purpose of selling apparel and accessories. The agreement was terminated in October 1998 pursuant to a termination of license agreement and mutual release. In connection with the termination agreement, the Company issued to Mr. Scott in February 1999 16,000 shares of Common Stock.

        In September 1998, the Company entered into a sublease agreement and a repayment agreement with Big Bike of Daytona, Inc. ("Big Bike"), a Florida corporation owned by Mr. Scott. Pursuant to the terms of the sublease agreement, the Company agreed to sublease to Big Bike, for an original term of three years, with an option to renew for an additional three years, premises to be used by Big Bike for the operation of an independent motorcycle retail business. Under the repayment agreement, the Company agreed to reimburse Big Bike for a portion of the cost of certain tenant improvements advanced by Big Bike; such reimbursement to be made by an offset by Big Bike against the rent otherwise due under the sublease. All profits made by Big Bike on sales of motorcycles, parts and other inventory consigned by the Company were to be applied to rent due under the sublease until the amount paid under the sublease in any given year equaled the rent the Company is obligated to pay on the master lease for the premises; thereafter, Big Bike was obligated to pay the Company half of net profits on sales of consigned inventory from the Company. Total rent due under the sublease was capped at the lesser of actual net profits from the sale of consigned inventory from the Company or the amount owed by the Company under the master lease. Due to a dispute with Mr. Scott, the Company withheld payment on the master lease, causing Mr. Scott to declare a default on his sublease and repayment agreement and to repudiate any further obligations under these agreements. The Company and Mr. Scott settled the matter as part of the Cana Capital settlement described above.

        The Company entered into an employment agreement and a stock grant and stock option agreement with Herm Rosenman, president and chief executive officer of the Company. See discussion above under "Employment Agreements and Repricing of Options." The Company also entered into an employment agreement with Harold
L. Collins, vice president and general counsel of the Company. See discussion above under "Employment Agreements and Repricing of Options."

        In May 1998, the Company entered into an employment agreement with Diana Rosenman pursuant to which Ms. Rosenman was employed as Director of Marketing and Public Relations for three one-year terms, renewable annually. Ms. Rosenman is the wife of Herm Rosenman, the Company's former president and chief executive officer. Under the terms of the employment agreement, Ms. Rosenman earned an annual minimum salary of $110,000, subject to annual review by the Board's compensation committee. In addition, the Company agreed to grant Ms. Rosenman an option to purchase 16,000 shares of the Company's Common Stock at $4.00 per share, vesting over a period of three years. Upon termination other than for cause, Ms. Rosenman's employment agreement provided for payment equal to six months salary, based on her then current rate of compensation. In May 1999, the compensation committee of the board of directors elected to grant Ms. Rosenman a salary increase of $10,000 per annum, plus options to purchase an additional 37,000 shares of the Company's Common Stock at an exercise price of $3.06 per share. Ms. Rosenman resigned in April 2000. The Company also elected not to renew Ms. Rosenman's contract, which expired at that time. The Company takes the position that no sums are due and owing to Ms. Rosenman subsequent to the date of termination of her employment.

        In September 1999, each of the Company's four directors were entitled to receive options under the Company's 1998 Stock Option Plan for the purchase of 2,000 shares of Common Stock at an exercise price of $1.75 per share.

        In November 1999, the Company issued Mr. Duffy the compensation due to him for time served as co-CEO in 1997. Mr. Duffy was entitled to receive a motorcycle valued at $20,000. In lieu of a motorcycle Mr. Duffy received a Cobra replica sports car that was exchanged for three motorcycles valued on the Company's books at approximately $26,000. The Company incurred the expense of $500 for the transportation of the motor vehicle to Mr. Duffy.

        In January 2000, the Company provided Mr. Rosenman with a non-interest bearing loan for $60,000. The loan was repaid in March 2000.

        During the fiscal year ended 1999, certain managers were awarded a motorcycle as additional compensation for 1998.

        In September 2000, the Board of Directors awarded Mr. Russell a motorcycle in consideration of his past services as a member of the Board of Directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    IN FAVOR OF EACH OF THE NOMINEES FOR THE
                   BOARD OF DIRECTORS SET FORTH IN PROPOSAL 1

                                   PROPOSAL 2
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                          TO MODIFY THE CORPORATE NAME

        The Board of Directors recommends that the Company's Articles of Incorporation be amended in order to change the name of the Company from "Bikers Dream, Inc." to "Ultra Motorcycle Company." Prior to 1997, the Company operated primarily as a motorcycle superstore retailer under the "Bikers Dream" name. In 1997, the Company acquired the motorcycle manufacturing assets of Ultra Kustom Cycles. After the date of that acquisition, the manufacturing division of the Company has been operating under the name "Ultra Motorcycle Company." In January 2000, the Company sold its remaining five Bikers Dream retail stores, including the "Bikers Dream" trademark, thereby completing its transformation from a retailer to a premier motorcycle manufacturer. The Board believes that the name "Ultra Motorcycle Company" better reflects the Company's current line of business and provides valuable recognition in the marketplace. Therefore, the Board recommends that the shareholders vote for the proposal to amend the Articles of Incorporation of the Company and change the name of the Company from "Bikers Dream, Inc." to "Ultra Motorcycle Company."

        If approved by the shareholders of the Company, Article One of the Company's Article of Incorporation will be amended to read in full as follows:

        "The name of the Corporation is Ultra Motorcycle Company."

        The affirmative vote of the holders of a majority of shares of Common Stock outstanding is required to amend the Articles of Incorporation to effectuate the name modification.

        If the proposed amendment is approved, the Board intends to implement the Company's name modification at such time as the Board deems appropriate, taking into account the need to effectuate as smooth as possible a transition between the old and new names. In addition, if the Board determines at any time prior to the filing of the proposed amendment with the California Secretary of State that the name modification should not be implemented, then notwithstanding authorization of the proposed amendment by the shareholders, the Board of Directors may abandon such proposed amendment without further action by the shareholders.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE "FOR" PROPOSAL 2

                                   PROPOSAL 3

  REVERSE SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK AND AMENDMENT TO THE
             ARTICLES OF INCORPORATION TO EFFECT THE REVERSE SPLIT

GENERAL

        In September 2000, the Board of Directors of the Company adopted a resolution to (a) submit to shareholders for their approval a proposal, and authorize the Company's Board of Directors to perform any necessary action to effect at its discretion, a reverse stock split (the "Reverse Split") of the presently issued and outstanding shares of the Company's Common Stock, at any time (the "Effective Date") prior to July 31, 2001, without further approval by the Company's shareholders, in any of the following ratios as determined by the Company's Board of Directors, it its sole discretion: 5 to 1 or 4 to 1; and (b) approve two alternative amendments to the Articles of Incorporation of the Company, with the appropriate amendment to be filed when and if the Board of Directors approves the Reverse Split. The complete text of each alternative proposed amendment of the Articles of Incorporation is set forth in Appendix "B" and Appendix "C" to this Proxy Statement, respectively, along with the text of the related resolutions to be adopted by the shareholders. The text of each amendment is subject to change as may be required by the California Secretary of State.

        The Reverse Split would be effected by amending the Articles of Incorporation to provide that, upon the effective date of the amendment, each issued and outstanding share of the Common Stock will be automatically converted into either one-fifth or one-fourth of a new share of Common Stock ("New Common Stock"), as determined by the Board of Directors. The rights and privileges of the holders of the Common Stock will be substantially unaffected by the Reverse Split and each shareholder's percentage ownership interest in the Company, proportional voting power and other rights will remain unchanged, except to the extent shareholders receive an additional share of Common Stock or cash in lieu of fractional shares as described below.

        The Company presently is authorized under the Certificate of Incorporation to issue 25,000,000 shares of the Common Stock. As of October 23, 2000, 8,920,946 shares of the Common Stock were issued and outstanding. If the Board of Directors determines to implement the Reverse Split at a ratio of 5 to 1, the Reverse Split will reduce the number of issued and outstanding shares of Common Stock to approximately 1,784,190. If the Board of Directors determines to implement the Reverse Split at a ratio of 4 to 1, the Reverse Split will reduce the number of issued and outstanding shares of Common Stock to approximately 2,230,237. The Reverse Split will not affect the Company's retained deficit, and shareholders' equity will remain substantially unchanged.

BOARD DISCRETION TO IMPLEMENT REVERSE SPLIT

        Upon approval of the proposal, the Board of Directors may in its sole discretion, at any time prior to July 31, 2001, authorize the Reverse Split and the conversion ratio of 5 for 1 or 4 for 1, and file the applicable Articles of Amendment with the California Secretary of State. Such determination shall be based upon certain factors, including, but not limited to, the current market conditions, existing and expected trading prices for the Common Stock, and the likely effect of business developments on the market price of the Common Stock. Upon the filing of the Articles of Amendment, without any further action on the part of the Company or its shareholders, each share of the issued and outstanding Common Stock will be converted into one-fifth or one-fourth of a share of the New Common Stock. Notwithstanding approval of the Reverse Split by the shareholders, the Board of Directors of the Company may abandon the proposed amendment of the Articles of Incorporation of the Company to effect the Reverse Split without further action by the Company's shareholders, at any time prior to the filing of such proposed amendment.

REASON FOR THE REVERSE SPLIT

        The Company's Common Stock has been listed on the Nasdaq SmallCap Market since June 1998 under the symbol "BIKR." Nasdaq rules require the Company to maintain a minimum bid price of $1.00 per share in order to qualify for continued listing on the Nasdaq Small Cap Market. The Company's Common Stock has not traded above $1.00 since April 5, 2000. The Company's management believes, but cannot assure that, by reverse splitting the outstanding shares of Common Stock on a one-for-five or one-for-four basis, the bid price for the Common Stock will exceed $1.00 per share.

        If adopted, the Reverse Split may result in some shareholders owning "odd lots" of less than 100 shares of the Common Stock received as a result of the Reverse Split. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the material anticipated Federal income tax consequences of the Reverse Split to holders of the Common Stock. This summary is based on the Federal income tax laws now in effect and as currently interpreted; it does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects o the possible Federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to shareholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reverse Split under any state, local or foreign tax laws.

        No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the shareholders of the Company as a result of the Reverse Split. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

        The Company believes that the Reverse Split would be a tax-free recapitalization to the Company and its shareholders. If the Reverse Split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, a shareholder of the Company who exchanges his or her shares of the Common Stock solely for shares of the New Common Stock received from the Company as a result of the Reverse Split should recognize no gain or loss for Federal income tax purposes, except for any cash received by a shareholder in lieu of a fractional share. A shareholder's aggregate tax basis in his or her shares of the New Common Stock received from the Company as a result of the Reverse Split should be the same as his or her aggregate tax basis in the shares of the Common Stock exchanged therefor. The holding period of shares of the New Common Stock received from the Company as a result of the Reverse Split should include the period during which shares of the Common Stock surrendered in exchange therefor were held, provided all such shares were held as a capital asset on the date of the exchange.

        A shareholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to him and then immediately redeemed such shares for cash. Such shareholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such shareholder's Common Stock allocable to the fractional shares, had they actually been issued. Such gain or loss will generally be a capital gain or loss if such shareholder's Common Stock was held as a capital asset, and any such capital gain or loss will generally be a long-term capital gain or loss to the extent such shareholder's holding period for this Common Stock exceeds twelve months.

IMPACT ON OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES

        If the Reverse Split is adopted, the number of shares that may be purchased upon exercise of options, warrants or other convertible instruments pursuant to existing stock option agreements, warrant agreements or other convertible instruments and the exercise prices thereof will be adjusted appropriately pursuant to the terms of such agreements.

OTHER EFFECTS OF THE REVERSE SPLIT

        If the Reverse Split is effected, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information of the Company would be restated following the Effective Date to reflect the Reverse Split. The number of authorized shares of Common Stock of the Company will not be affected by the Reverse Split.

NO FRACTIONAL SHARES

        No fractional shares of the New Common Stock will be issued to any shareholder as a result of the Reverse Split. Instead, a shareholder who would otherwise be entitled to receive a fractional share will receive, in lieu thereof, at the discretion of the Board of Directors, either (i) cash in an amount equal to the product of the number of shares of Common Stock which have not been reclassified into a whole share of the New Common Stock multiplied by the average closing price of the Common Stock on the five most recent business days preceding the Effective Date that the Common Stock was traded or (ii) one share of New Common Stock. The Company believes that the cost of purchasing such fractional shares or issuing shares of New Common Stock will not be material.

EXCHANGE OF STOCK CERTIFICATES

        After the Reverse Split becomes effective, certificates representing the pre-split shares of Common Stock will, without any further action of shareholders or the Company, be deemed to evidence the number of shares resulting from the Reverse Split.

        After the Effective Date, the Company, at its option, may elect to send a letter of transmittal to each shareholder of record on the Effective Date for use in transmitting certificates representing shares of the Common Stock to the Company's transfer agent (the "Exchange Agent"). The letter of transmittal will contain instructions for the surrender of certificates representing shares of the Common Stock to the Exchange Agent in exchange for certificates representing the number of whole shares of the New Common Stock. No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

        Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all certificates representing shares of the Common Stock, shareholders will receive a new certificate or certificates representing the number of whole shares of the New Common Stock into which their shares of the Common Stock have been reclassified as a result of the Reverse Split. Until surrendered, outstanding certificates representing shares of the Common Stock held by shareholders will be deemed for all purposes to represent the number of whole shares of the New Common Stock to which such shareholders are entitled as a result of the Reverse Split. Shareholders should not send their certificates representing shares of the Common Stock to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as is practicable after the letter of transmittal is sent shall be exchanged at the first time they are presented for transfer.

        Provided certificates representing shares of the New Common Stock are issued in the same name as the certificates representing shares of the Common Stock surrendered for exchange, no service charges or transfer taxes will be payable by shareholders in connection with the exchange of certificates, all expenses of which be borne by the Company.

OTHER

        No shareholder's interest will be completely eliminated by virtue of the Reverse Split, except for those shareholders, if any, owning fewer than five shares of the Common Stock. No officer, director, associate or affiliate of the Company will derive any material benefit from the Reverse Split other than the benefits which would be enjoyed by any other person holding the same number of shares.

NO APPRAISAL RIGHTS

        There are no appraisal rights in connection with Proposal 3 provided to dissenting shareholders under the Articles of Incorporation or the laws of the State of California.

RECOMMENDATION AND VOTE REQUIRED

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-FIVE OR ONE-FOR-FOUR REVERSE SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK SET FORTH IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE COMPANY WILL BE VOTED FOR AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO IMPLEMENT THE REVERSE SPLIT UNLESS OTHERWISE INSTRUCTED.

        Approval of the Reverse Split will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

                                   PROPOSAL 4
                       APPROVAL OF 2000 STOCK OPTION PLAN

        Effective October 1, 2000, the Board of Directors of the Company unanimously adopted a resolution recommending to the shareholders the adoption of the Ultra Motorcycle Company 2000 Stock Option Plan (the "Plan").

                            ULTRA MOTORCYCLE COMPANY
                             2000 STOCK OPTION PLAN
                              OPTION GRANT SUMMARY


        Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan, as amended, attached as Appendix D to this Proxy Statement.

        DESCRIPTION OF THE PLAN. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Appendix D. Capitalized terms used, but not defined herein, shall have the same meaning as set forth in the Plan.

        GENERAL. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries and affiliates, by offering them an opportunity to participate in the Company's future performance through awards of options. Under the Plan, stock options ("Plan Options") may be granted to certain directors, officers, employees, consultants, independent contractors and advisers of the Company or its subsidiaries or affiliates. By encouraging stock ownership, the Company seeks to attract, retain and motivate such persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. The Company also believes that stock incentive programs, such as the Plan, are commonly employed by companies as an important element of a total compensation program. It is intended that the Plan will comply with the requirements of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 16b-3 promulgated thereunder. The Company believes that compliance with these rules is beneficial to recipients of Plan Options because of the favorable treatment of such options under the "short-swing" profit rules of Section 16 of the 1934 Act.

        Subject to adjustment in certain circumstances as discussed below, the Plan authorizes up to 1,000,000 shares of Common Stock for issuance pursuant to Plan Options granted under the terms of the Plan. If and to the extent Plan Options expire or are terminated for any reason without being exercised, the shares of Common Stock subject to such Plan Options again will be available for purposes of the Plan.

        ADMINISTRATION OF THE PLAN. The Plan will be administered by a committee of the Board ("the Committee") or the Board acting as the Committee. The Committee will have the sole discretion, subject to certain limitations, to interpret the Plan; to select Plan participants; to determine the type, size, terms and conditions of awards under the Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Plan. While the Committee will have full power to implement and carry out the Plan, grants of Plan Options to directors must be carried out in accordance with the terms of the

Plan, as discussed below. All determinations of the Committee will be conclusive. All expenses of administering the Plan will be borne by the Company.

        GRANTS. Grants under the Plan may consist of: (i) options intended to qualify as incentive stock options ("ISOs") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs"), or (iii) a combination thereof.

        UNITED STATES FEDERAL INCOME TAX INFORMATION. The following is a brief summary of the U.S. federal income tax consequences of transactions under the Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all participants to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the Plan.

        Options granted under the Plan may be either an ISO, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or a NQSO, which will not qualify. If an option granted under the Plan is an ISO, the participant will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise, except to the extent that such exercise causes the participant to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of an ISO and one year after its exercise by the participant, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the participant will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the participant. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term Capital gains is 20% whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

        All other options which do not qualify as an ISO are referred to as a NQSO. A participant will not recognize any taxable income at the time he or she is granted a NQSO. However, upon its exercise, the participant will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the participant files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by a participant who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the participant or out of the participant's current earnings. Upon the sale of such shares by the participant, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment depending on whether the shares have been held for more than one year from date of exercise.

        ALTERNATIVE MINIMUM TAX. The exercise of an ISO may subject the participant to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers).

        Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

        In computing alternative minimum taxable income, shares purchased upon exercise of an ISO are treated as if they had been acquired by the participant pursuant to exercise of a NQSO. As a result, the participant recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, participants should consult their own tax advisors prior to exercising an ISO.

        If a participant pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

        The foregoing does not purport to be a complete summary of the effect of federal income taxation upon holders of options or upon the Company and does not address the federal income tax consequences to taxpayers with special tax status. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside, and does not discuss estate, gift or other tax consequences other than income tax consequences.

        ELIGIBILITY. Employees, officers, consultants, independent contractors, advisers and certain directors of the Company and its subsidiaries and affiliates will be eligible to receive NQSOs under the Plan. Employees are also eligible to receive ISOs under the Plan. Directors who are not employees of the Company will be entitled to receive only NQSOs under the Plan.

        OPTIONS TO NON-DIRECTOR PARTICIPANTS. The Plan permits the Committee to grant Plan Options either as ISOs or as NQSOs, and allows the Committee to establish, as to any participant, the number of Plan Options, exercise price, exercise term (subject to a maximum of five years for grants of an ISO to a ten percent shareholder, and ten years for all other Plan Options), and other terms and conditions. Subject to the foregoing, the option exercise price for each share covered by a Plan Option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such Plan Option; and in the case of an ISO granted to a ten percent shareholder, the exercise price will be no less than 110% of the fair market value of the Common Stock on the date of grant. The recipient may pay the exercise price by (i) cash, (ii) cancellation of indebtedness of the Company to the participant, (iii) surrender of shares of the Company's Common Stock that have been owned by the participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, or were obtained by the Participant in the public market and are clear of all liens, claims, encumbrances and security interests; (iv) waiver of compensation due to the Participant for services rendered; (v) provided a public market exists for the Company's stock, through a same day sale of the shares acquired upon exercise of a Plan Option, or through a "margin" commitment from the Participant, in each case, subject to applicable securities laws; and (vi) any combination of the foregoing. Notwithstanding the foregoing, directors who are not employees of the Company may pay the exercise price for Plan Options only by (i) cash, (ii) cancellation of indebtedness of the Company to such director, or a combination of the foregoing.

        AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time; provided, however, that the Board may not, without the approval of shareholders, amend the Plan in any manner that requires such shareholder approval pursuant to the Code as such provisions apply to ISOs or pursuant to the 1934 Act or Rule 16b-3 thereunder, and the terms and conditions of any awards to directors shall not be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). According to its terms, the Plan will terminate ten years from the effective date.

        ADJUSTMENT PROVISIONS. In the event of a stock split, stock dividend, combination or exchange of shares, merger, consolidation, reorganization, recapitalization or similar transaction, an appropriate adjustment shall be made to the number of shares of Common Stock (and the exercise price per share) subject to the unexercised portion of any outstanding Plan Option; provided, however, that in the event of a merger, consolidation, liquidation or sale of the Company in a transaction in which the Company is not to be the surviving entity, the Board has the right to accelerate vesting of all options so that they become exercisable within the 30-day period preceding the merger, consolidation, liquidation or sale.

        The following resolution will be offered at the Annual Meeting:

                RESOLVED, that the Ultra Motorcycle Company 2000 Stock Option Plan in the form attached hereto as Appendix D be adopted by the Company.

        The affirmative vote of the holders of a majority of shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Plan.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE "FOR" PROPOSAL 4

                                   PROPOSAL 5
                        APPROVAL OF INDEPENDENT AUDITORS

        The Board of Directors is recommending the ratification of its selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the 2000 fiscal year. Although ratification of the choice of auditors is not legally required, the Board believes such ratification to be in the best interests of the Company. In the event such approval of shareholders is not received, the Board will select another firm to audit the Company's financial statements. Singer, Lewak, Greenbaum & Goldstein LLP has advised the Company that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors. A representative of Singer, Lewak, Greenbaum & Goldstein LLP is expected to be present and available to answer appropriate questions at the Annual Meeting and will be given the opportunity to make a statement if desired.

        The following resolution will be offered at the meeting:

        RESOLVED, that Singer, Lewak, Greenbaum & Goldstein LLP be and hereby is appointed as the independent certified public accountants of the Company for its 2000 fiscal year.

                        THE BOARD OF DIRECTORS RECOMMENDS
                             A VOTE "FOR" PROPOSAL 5

                                  OTHER MATTERS

        The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

        Any shareholder who intends to present a proposal at the Company's 2001 Annual Meeting of Shareholders must deliver the proposal to the Company no later than June 30, 2001 and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934 in order to have the proposal included in the proxy materials for that meeting. Any shareholder proposal submitted other than for inclusion in the Company's proxy materials for that meeting must be delivered to the Company no later than June 30, 2001 or such proposal will be considered untimely. If a shareholder proposal is received after June 30, 2001, the Company may vote in its discretion as to that proposal all of the shares for which it has received proxies for the 2001 Annual Meeting of Shareholders.

                             ADDITIONAL INFORMATION

        This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 1999. The Securities and Exchange Commission (the "Commission") maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Exhibits to the Company's Annual Report on Form 10-KSB/A will be made available to shareholders at no charge upon their written request to the Company, 3810 Wacker Drive, Mira Loma, California 91752, Attention: Mr. Michael J. Fisher.


Mira Loma, California                       By Order of the Board of Directors
November 9, 2000

                                 [FORM OF PROXY]
                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, as owner of ________ shares of Common Stock of Bikers Dream, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on December 15, 2000 at 9:00 a.m. local time, at the offices of the Company at 3810 Wacker Drive, Mira Loma, California and hereby further revokes all previous proxies and appoints Harold Collins or John Russell, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

               Harold L. Collins, Kenneth Schwartz, Humbert Powell, John Russell

        [ ] AUTHORITY GRANTED to           [ ] AUTHORITY WITHHELD to vote
            vote for nominees listed           for all nominees listed above.
            above, except as indicated
            to the contrary below.

        (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
        NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                      -----------------------------------

(2) The authorization and ratification of the amendment of the Company's Articles of Incorporation to modify the name of the Company to Ultra Motorcycle Company;

        [ ] FOR             [ ] AGAINST               [ ] ABSTAIN

(3) The amendment of the Company's Articles of Incorporation to effect a one-for-five or one-for-four reserve split of the Common Stock of the issued and outstanding Common Stock of the Company;

(4)     Ratification of the Ultra Motorcycle Company 2000 Stock Option Plan;

(5) Ratification of the selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year ended December 31, 2000.

        [ ] FOR             [ ] AGAINST               [ ] ABSTAIN

(6) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


               Dated:  ___________________, 2000


               ----------------------------------

               ----------------------------------

               Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 [FORM OF PROXY]
                               BIKERS DREAM, INC.
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, as owner of shares of Series B Preferred Stock of Bikers Dream, Inc., a California corporation (the "Company"), each of which is convertible into ________ shares of Common Stock of the Company as of November 6, 2000, hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on December 15, 2000 at 9:00 a.m. local time, at the offices of the Company at 3810 Wacker Drive, Mira Loma, California and hereby further revokes all previous proxies and appoints Harold Collins or John Russell, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

        Harold L. Collins, Kenneth Schwartz, Humbert Powell, John Russell

        [ ] AUTHORITY GRANTED to             [ ] AUTHORITY WITHHELD to vote
            vote for nominees listed             for all nominees listed above.
            above, except as indicated
            to the contrary below.

        (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
        NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

        -----------------------------------

(2) The authorization and ratification of the amendment of the Company's Articles of Incorporation to modify the name of the Company to Ultra Motorcycle Company;

        [ ] FOR                   [ ] AGAINST                     [ ] ABSTAIN

(3) The amendment of the Company's Articles of Incorporation to effect a one-for-five or one-for-four reserve split of the Common Stock of the issued and outstanding Common Stock of the Company;

(4)     Ratification of the Ultra Motorcycle Company 2000 Stock Option Plan;

(5) Ratification of the selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent certified public accountants for fiscal year ended December 31, 2000.

        [ ] FOR                   [ ] AGAINST                     [ ] ABSTAIN

(6) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


               Dated:  ___________________, 2000

               ----------------------------------

               ----------------------------------

                Sign exactly as your name appears on
                your share certificate. When signing as
                attorney, executor, administrator,
                trustee or guardian, please give full
                title. If more than one trustee, all
                should sign. All joint owners should
                sign. If a corporation, sign in full
                corporation name by president or other
                authorized officer. If a partnership,
                sign in partnership name by authorized
                person. Persons signing in a fiduciary
                capacity should indicate their full
                title in such capacity.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                        CHARTER OF AUDIT COMMITTEE OF THE

                              BOARD OF DIRECTORS OF

                               BIKERS DREAM, INC.



                                    ARTICLE I

                                MISSION STATEMENT

        The audit committee shall assist the board of directors with its financial oversight responsibilities and its responsibilities in connection with accurate and reliable financial reporting to the public. The audit committee shall review the financial reporting process, the system of internal control and the audit process of the company. In performing its duties, the audit committee shall maintain active channels of communication between the board of directors, management, the company's independent public accountants and the company's internal auditors in order to assist the board in determining whether the overall audit coverage of the company is satisfactory and appropriate, and whether an adequate system of internal control is being effectively implemented by the company.


                                   ARTICLE II

                                  ORGANIZATION

2.1 COMMITTEE COMPOSITION AND SIZE: The audit committee shall be a committee of the board of directors and shall have no less than two and no more than six members.

2.2 QUALIFICATIONS OF COMMITTEE MEMBERS: A majority of all committee members shall be "independent directors" of the company. Independent directors are persons who are not officers or employees of the company, or any subsidiaries of the company, or any other individual having a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

        (i) a director who is employed by the company or any of its affiliates for the current year or any of the past three years;

        (ii) a director who accepts any compensation from the company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for board service, benefits under a tax qualified retirement plan, or non-discretionary compensation;

        (iii) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

        (iv) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

        (v) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

2.3 APPOINTMENT OF MEMBERS AND CHAIRPERSON: The committee members shall be appointed by the board of directors and those so chosen shall serve until a successor is duly elected and qualified or until such committee member's earlier resignation or removal. Unless a chairman is elected by the full board of directors, the members of the committee may designate a chairman by majority vote of the full committee membership.

2.4 FREQUENCY OF MEETINGS: The committee shall meet at least four times annually, or more frequently as circumstances require. The committee may request members of management or others to attend meetings and provide pertinent information as necessary. The committee shall provide management, the internal audit department and the independent accountants with appropriate opportunities to meet privately with the committee to discuss any matters that the committee or each of these groups believe should be discussed privately.


                                   ARTICLE III

                            ROLE AND RESPONSIBILITIES

The audit committee's role is to provide financial reporting oversight. Nevertheless, the audit committee recognizes that management of the company and the independent auditors have more knowledge and detailed information on the company than the committee members do as they are responsible, respectively, for preparing the company's financial statements and auditing those financial statements. Therefore, in performing its responsibilities hereunder, the audit committee is not providing any expert or special assurance to the company's financial statements nor any professional certification as to the independent accountant's work, rather the committee is fulfilling its mission hereunder to provide oversight of the financial reporting process of the company.

The responsibilities of the audit committee are set forth below.

3.1 RECOMMENDATIONS TO THE BOARD OF DIRECTORS: The committee shall make recommendations to the board of directors as to:

        (i) the selection of the firm of independent public accountants to examine the books and accounts of the company for each fiscal year giving consideration to the independence and effectiveness of such independent public accountants;

        (ii) the proposed fees and other compensation to be paid to the independent public accountants for each fiscal year;

        (iii) the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters;

        (4) any appropriate action that the board should take to oversee the independence of the independent accountants as provided in
               Section 3.2 (vi) of this Article; and

        (v) the committee's evaluation of the performance of the independent accountants and recommendations as to the proposed replacement of the independent accountants when circumstances warrant.

3.2 REVIEW OF QUARTERLY FINANCIALS AND YEAR-END AUDIT: The committee shall:

        (i) review with the independent public accountants the interim financial results to be included in the company's quarterly filings with the Securities and Exchange Commission prior to the filing of the Form 10-QSB;

        (ii) review with management and the independent public accountants the audited financial statements to be included in the company's Form 10-KSB or Annual Report to Shareholders;

        (iii) review and consider with the independent accountants the matters required to be discussed by the Statement of Auditing Standards ("SAS") No. 61 and SAS 90;

        (iv) obtain from the independent accountants annually, a formal written statement delineating all relationships between the independent accountants and the company consistent with Independence Standards Board Number 1;

        (v) discuss with the independent accountants any relationships disclosed by the independent accountants and their impact on the independent accountant's independence; and

        (vi) recommend to the board of directors any appropriate action that the board should take to oversee the independence of the independent accountants.

3.3     INTERNAL CONTROL REVIEW:  The committee shall:

        (i) in consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external;

        (ii) consider the independent accountants' judgments about the quality and appropriateness of the company's accounting principles as applied in its financial reporting; and

        (iii) consider and approve, if appropriate, major changes to the corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

3.4 ANNUAL REVIEW AND UPDATE OF CHARTER; PERIODIC SELF-ASSESSMENT: The committee shall annually review and update this charter. The committee shall also make periodic self-assessments of the financial reporting process of the company by:

        (i) reviewing separately with each of management, the independent accountants and the internal auditing department, following completion of the annual audit, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

        (ii) reviewing any significant disagreement among management and independent accountants or the internal auditing department in connection with the preparation of the financial statements; and

        (iii) reviewing with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the audit committee, have been implemented.

3.5 PREPARATION OF REQUIRED REPORTS; CERTIFICATIONS: The committee shall ensure the timely preparation of the following:

        (i) the certification required by the Nasdaq Stock Market as to the composition and qualifications of audit committee members and the annual review and reassessment of the charter; and

        (ii) the report in the company's annual proxy statement required by the Securities and Exchange Commission as to the names of the committee members, and a statement as to whether (A) the committee has reviewed and discussed the audited financials with management; (B) the audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and 90; (C) the audit committee has received the written disclosures and the letter from the accountants required by Independence Standards Board Standard No. 1 as may be amended or supplemented, and has discussed with the independent accountant the independent accountant's independence; and (D) based on the review and discusses referred to in (A) through (C), the audit committee recommended to the board of directors that the audited financial statements be included in the company's annual report.

3.6 ADDITIONAL ACTIVITIES; RETENTION OF EXPERTS: The committee shall also undertake such additional activities within the scope of its primary function as the committee may from time to time determine. The committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation.

                                   APPENDIX B

                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                               BIKERS DREAM, INC.,
                            a California Corporation

        Harold Collins and Anne Todd certify that:

        1. They are the duly elected President and Secretary, respectively, of Bikers Dream Inc., a California corporation (the "Corporation").

        2. Article Four of the Articles of Incorporation of the Corporation (the "Articles") is amended to read as follows, in its entirety:

        "The Corporation is authorized to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock." These classes are referred to in these Articles as Common Stock or Common Shares, or as Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock is 25,000,000, and the total number of shares of Preferred Stock is 10,000,000, of which thirty (30) are to be designated Series A Preferred Stock, no par value ("Series A Preferred Stock, no par value ("Series A Preferred Stock") and the remainder of which will be undesignated. Simultaneously with the effective date of this amendment (the "Effective Date"), each share of Common
        Stock issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fifth (1/5) of a new share of the Common Stock (the "Common Stock"), subject to the treatment of fractional share interests as described below. At the option of the Corporation, each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of the Old Common Stock (the "Old Common Certificates," whether one or more) shall be entitled to receive upon surrender of the Old Common Certificates to the Corporation's Transfer Agent for cancellation, a certificate or certificates representing the number of whole shares of the Common Stock (the "Common Certificates") into which and for which the shares of the Old Common Stock formerly represented by the Old Common Certificates so surrendered are reclassified under the terms hereof. No certificate or scrip representing fractional share interests in the Common Stock will be issued and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Corporation. A holder of the Old Common Certificates shall receive, in lieu of any fraction of a share of the Common Stock to which the holder otherwise would be entitled, at the option of the Corporation, either (i) a cash payment equal to the product of the number of shares of the Old Common Stock which have not been reclassified into a whole share of the Common Stock multiplied by the average closing price of the Old Common Stock on the NASDAQ SmallCap Market on the five most recent business days preceding the Effective Date that the Old Common Stock was traded or (ii) one share of Common Stock.
        If more than one Old Common Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of the Common Stock for which Common Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Common Certificates so surrendered.

        In the event that the Corporation's Transfer Agent determines that a holder of the Old Common Certificates has not tendered all of his or her certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of such holder have been presented for exchange so that payment or the issuance of a share of Common Stock for fractional shares to such holder shall not exceed the value of one (1) whole share of the Common Stock as a result of the rounding up of fractional shares. If any Common Certificate is to be issued in a name other than that in which the Old Common Certificates surrendered for exchange are issued, the Old Common Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Common Certificates surrendered, or provide funds for their purchase or establish to the satisfaction of the Transfer Agent that such taxes are not payable.

        The undesignated Preferred Stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon and any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

        The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

        Series A Preferred Stock shall have preference on liquidation, dissolution, or winding up of the assets of the corporation equal to the sum paid therefor, which is $175,000 per share, before any payment of any amount for, or the distribution of assets to, the holders of Common Stock in connection with the liquidation, dissolution, or winding up.

        Each share of Series A Preferred Stock shall be entitled to an annual dividend of shares of Common Stock. The stock dividend will be paid each year on the anniversary date of issuance of the Series A Preferred Stock. No dividend may be paid on Common Stock at any time that the corporation is in arrears on payment of dividends on Series A Preferred Stock. The number of shares of Common Stock issuable as a stock dividend will be the product of (i) 10% of the sum paid for the Series A Preferred Stock (which 10% fraction equals $17,500), divided by (ii) the closing bid price of the Common Stock as quoted by the NASD on the date of declaration. No dividend will be earned or paid on any share of Preferred Stock in any year in which such share of Preferred Stock is converted.

        Each share of Series A Preferred Stock shall be convertible at the option of the holder, at an initial conversion price of $2.50 per share (subject to adjustment as provided below) (as so adjusted, the "Conversion Price"), into shares of Common Stock at any time after a registration statement registering the Common Stock into which the Preferred Shares are convertible has been filed and declared effective with the Securities and Exchange Commission. Upon conversion, the holder of Series A Preferred Stock shall be entitled to receive the number of shares of Common Stock determined by dividing $175,000 by the Conversion Price.

        Shares of Series A Preferred Stock will automatically be converted after the registration statement becomes effective if
        (a) the average closing price of the Common Stock is $5.00 per share or greater for ten (10) consecutive trading days or (b) after July 6, 1999, whichever comes first. The corporation must provide the holders of Preferred Stock with written notice within ten (10) business days of the conversion of the Series A Preferred Stock.

        If the holder of the Series A Preferred Stock exercises the conversion privilege, the Conversion Price will be seventy five percent (75%) of the greater of (a) the average of the closing bid price of the Common Stock for the ten (10) trading days immediately preceding receipt by this corporation of notice to convert or (b) the closing bid price on the day immediately preceding receipt of notice to convert, provided, however, that in no event shall the conversion price be less than $1.50 per share or greater than $2.50 per share."

        3. This Certificate of Amendment of Articles of Incorporation shall be effective as of the date of filing with the Secretary of State of the State of California.

        4. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of the Corporation pursuant to Section 902 of the California Corporations Code (the "Corporations Code").

        5. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders of the Corporation pursuant to Sections 902 and 903 of the Corporations Code. On November 6, 2000, the record date of the meeting of shareholders of the Corporation at which the foregoing amendment of the Articles of Incorporation was approved, the total number of issued shares of Common Stock outstanding and entitled to vote with respect to the foregoing amendment was 8,920,946. On said record date, the Corporation had 702,194 shares of Series B Convertible Preferred Stock entitled to a total of 140,439 votes, which number equals the number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock on said record date. The number of shares of Common Stock voting in favor of the amendment exceeded the vote required in that the affirmative vote of a majority of the outstanding shares of Common Stock was required for approval of the amendment and the amendment was approved by the affirmative vote of ______% of the outstanding shares of Common Stock.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

        IN WITNESS WHEREOF, the undersigned have executed this certificate in _______, California, this __ day of __________.



                                            ------------------------------------
                                            Harold Collins, President



                                            ------------------------------------
                                            Anne Todd, Secretary

                               APPENDIX C

                       CERTIFICATE OF AMENDMENT OF
                        ARTICLES OF INCORPORATION
                                   OF
                           BIKERS DREAM, INC.,
                        a California Corporation

        Harold Collins and Anne Todd certify that:

        1. They are the duly elected President and Secretary, respectively, of Bikers Dream Inc., a California corporation (the
"Corporation").

        2. Article Four of the Articles of Incorporation of the Corporation (the "Articles") is amended to read as follows, in its entirety:

        "The Corporation is authorized to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock." These classes are referred to in these Articles as Common Stock or Common Shares, or as Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock is 25,000,000, and the total number of shares of Preferred Stock is 10,000,000, of which thirty (30) are to be designated Series A Preferred Stock, no par value ("Series A Preferred Stock, no par value ("Series A Preferred Stock") and the remainder of which will be undesignated. Simultaneously with the effective date of this amendment (the "Effective Date"), each share of Common
        Stock issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fourth (1/4) of a new share of the Common Stock (the "Common Stock"), subject to the treatment of fractional share interests as described below. At the option of the Corporation, each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of the Old Common Stock (the "Old Common Certificates," whether one or more) shall be entitled to receive upon surrender of the Old Common Certificates to the Corporation's Transfer Agent for cancellation, a certificate or certificates representing the number of whole shares of the Common Stock (the "Common Certificates") into which and for which the shares of the Old Common Stock formerly represented by the Old Common Certificates so surrendered are reclassified under the terms hereof. No certificate or scrip representing fractional share interests in the Common Stock will be issued and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Corporation. A holder of the Old Common Certificates shall receive, in lieu of any fraction of a share of the Common Stock to which the holder otherwise would be entitled, at the option of the Corporation, either (i) a cash payment equal to the product of the number of shares of the Old Common Stock which have not been reclassified into a whole share of the Common Stock multiplied by the average closing price of the Old Common Stock on the NASDAQ SmallCap Market on the five most recent business days preceding the Effective Date that the Old Common Stock was traded or (ii) one share of Common Stock.
        If more than one Old Common Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of the Common Stock for which Common Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Common Certificates so surrendered.

        In the event that the Corporation's Transfer Agent determines that a holder of the Old Common Certificates has not tendered all of his or her certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of such holder have been presented for exchange so that payment or the issuance of a share of Common Stock for fractional shares to such holder shall not exceed the value of one (1) whole share of the Common Stock as a result of the rounding up of fractional shares. If any Common Certificate is to be issued in a name other than that in which the Old Common Certificates surrendered for exchange are issued, the Old Common Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Common Certificates surrendered, or provide funds for their purchase or establish to the satisfaction of the Transfer Agent that such taxes are not payable.

        The undesignated Preferred Stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon and any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

        The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock or the holders thereof are as follows:

        Series A Preferred Stock shall have preference on liquidation, dissolution, or winding up of the assets of the corporation equal to the sum paid therefor, which is $175,000 per share, before any payment of any amount for, or the distribution of assets to, the holders of Common Stock in connection with the liquidation, dissolution, or winding up.

        Each share of Series A Preferred Stock shall be entitled to an annual dividend of shares of Common Stock. The stock dividend will be paid each year on the anniversary date of issuance of the Series A Preferred Stock. No dividend may be paid on Common Stock at any time that the corporation is in arrears on payment of dividends on Series A Preferred Stock. The number of shares of Common Stock issuable as a stock dividend will be the product of (i) 10% of the sum paid for the Series A Preferred Stock (which 10% fraction equals $17,500), divided by (ii) the closing bid price of the Common Stock as quoted by the NASD on the date of declaration. No dividend will be earned or paid on any share of Preferred Stock in any year in which such share of Preferred Stock is converted.

        Each share of Series A Preferred Stock shall be convertible at the option of the holder, at an initial conversion price of $2.50 per share (subject to adjustment as provided below) (as so adjusted, the "Conversion Price"), into shares of Common Stock at any time after a registration statement registering the Common Stock into which the Preferred Shares are convertible has been filed and declared effective with the Securities and Exchange Commission. Upon conversion, the holder of Series A Preferred Stock shall be entitled to receive the number of shares of Common Stock determined by dividing $175,000 by the Conversion Price.

        Shares of Series A Preferred Stock will automatically be converted after the registration statement becomes effective if
        (a) the average closing price of the Common Stock is $5.00 per share or greater for ten (10) consecutive trading days or (b) after July 6, 1999, whichever comes first. The corporation must provide the holders of Preferred Stock with written notice within ten (10) business days of the conversion of the Series A Preferred Stock.

        If the holder of the Series A Preferred Stock exercises the conversion privilege, the Conversion Price will be seventy five percent (75%) of the greater of (a) the average of the closing bid price of the Common Stock for the ten (10) trading days immediately preceding receipt by this corporation of notice to convert or (b) the closing bid price on the day immediately preceding receipt of notice to convert, provided, however, that in no event shall the conversion price be less than $1.50 per share or greater than $2.50 per share."

        3. This Certificate of Amendment of Articles of Incorporation shall be effective as of the date of filing with the Secretary of State of the State of California.

        4. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of the Corporation pursuant to Section 902 of the California Corporations Code (the "Corporations Code").

        5. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the shareholders of the Corporation pursuant to Sections 902 and 903 of the Corporations Code. On November 6, 2000, the record date of the meeting of shareholders of the Corporation at which the foregoing amendment of the Articles of Incorporation was approved, the total number of issued shares of Common Stock outstanding and entitled to vote with respect to the foregoing amendment was 8,920,946. On said record date, the Corporation had 702,194 shares of Series B Convertible Preferred Stock entitled to a total of 140,439 votes, which number equals the number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock on said record date. The number of shares of Common Stock voting in favor of the amendment exceeded the vote required in that the affirmative vote of a majority of the outstanding shares of Common Stock was required for approval of the amendment and the amendment was approved by the affirmative vote of ______% of the outstanding shares of Common Stock.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

        IN WITNESS WHEREOF, the undersigned have executed this certificate in _______, California, this __ day of __________.



                                            ------------------------------------
                                            Harold Collins, President



                                            ------------------------------------
                                            Anne Todd, Secretary

                                   APPENDIX D

                            ULTRA MOTORCYCLE COMPANY
                             2000 STOCK OPTION PLAN


        1. PURPOSE

                The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options.

                Capitalized terms not defined in the text are defined in Section 20.

        2. SHARES SUBJECT TO THE PLAN

                a. NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 14, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be One Million (1,000,000) Shares, provided however, that the maximum number of Shares that may be issued under the Plan to each Participant who is subject to Section 162(m) of the Code shall be limited to Five Hundred Thousand (500,000) Shares. Subject to Sections 2.2 and 14, Shares reserved for issuance pursuant to Options granted under this Plan shall again be available for grant and issuance, in connection with future Options under the Plan, that: (a) are subject to issuance upon exercise of an Option, but cease to be subject to such Option for any reason other than exercise of such Option, or
(b) are subject to an Option that otherwise terminates without such Shares being issued and for which the participant did not receive any benefits of ownership.

                b. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan, and (b) the Exercise Prices of and number of Shares subject to outstanding Options, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued, but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

        3. ELIGIBILITY

                a. ELIGIBILITY OF EMPLOYEES, CONSULTANTS AND INDEPENDENT CONTRACTORS. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees ) of the Company or of a Subsidiary of the Company. NQSOs may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Subsidiary or Affiliate of the Company; provided, however, that such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted both ISOs and NQSOs under the Plan.

        4. ADMINISTRATION.

                a. COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                        i. construe and interpret the Plan, any Option Agreement
                and any other agreement or document executed pursuant to the Plan;

                        ii. prescribe, amend and rescind rules and regulations
                relating to the Plan;

                        iii. select persons to receive Options;

                        iv. determine the form and terms of Options;

                        v. determine the number of Shares or other consideration
                subject to Options;

                        vi. determine whether Options will be granted singly, in
                combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Company or any Subsidiary or Affiliate of the Company;

                        vii. grant waivers of Plan or Option conditions;

                        viii. determine the vesting, exercisability and payment
                of Options and to accelerate the vesting and/or exercisability of Options, as provided herein;

                        ix. correct, any defect, supply any omission, or
                reconcile any inconsistency in the Plan, any Option or any Option Agreement;

                        x. determine whether an Option has been earned; and

                        xi. make all other determinations necessary or advisable
                for the administration of the Plan.

                b. COMMITTEE DISCRETION. Any determination permitted to be made by the Committee under the Plan with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under the Plan.

                c. COMPOSITION OF COMMITTEE. The Committee shall be comprised of either (i) at least two members of the Board, all of whom are both Outside Directors and Nonemployee Directors; or (ii) the Board acting as the Committee. It is the intent of the Company that the Plan and Options hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any

Option would otherwise conflict with the intent expressed in this Section 4.3, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

        5. GRANT AND EXERCISE OF OPTIONS

                a. GRANT OF OPTIONS. Except as otherwise limited herein, the Committee may grant Options to eligible persons pursuant to this Section 5.1 and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                        5.1.1 FORM OF OPTION GRANT. Each Option granted shall be evidenced by an Option Agreement, which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant receiving an Option) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan. The Committee may in its discretion include in any NQSO granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the NQSO is granted.

                        5.1.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of such Option.

                        5.1.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however:

                        i. no Option shall be exercisable after the expiration
                of ten (10) years from the date the Option is granted;

                        ii. no ISO granted to a person who directly or by
                attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted.

                        5.1.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when an Option is granted and may be not less than the greater of (i) 100% of the Fair Market Value of the Shares on the date of grant, or (ii) the par value of the Shares; provided, however, that the Exercise Price of any ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

                        5.1.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant receiving an Option pursuant to the Plan), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent, access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                        5.1.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                        (a) If the Participant is Terminated for any reason
                except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than ninety (90) days after the Termination Date, but in any event, no later than the expiration date of the Options.

                        (b) If the Participant is terminated because of death or
                Disability, then the Participant's Options which are ISO's may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than one hundred eighty (180) days after the Termination Date, but in any event no later than the expiration date of the Options.

                        5.1.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                        5.1.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                        5.1.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code.

                        5.1.10 NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                b. ACCELERATED VESTING.

                        5.2.1 Notwithstanding Sections 5.1.3(b), the Committee shall have the authority to accelerate the exercisability of Options granted pursuant to the terms of this Plan, provided however, that the acceleration of exercisability shall be conditioned upon inclusion in the Option agreements with Participants of such provisions and restrictions as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act as is provided under Rule 16(b)(3)(a),(b) and (c).

                        5.2.2 Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Options shall become fully exercisable as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred, provided however, that the acceleration of exercisability shall be subject to the imposition of such restrictions on transferability of shares of Common Stock subject to such Options, as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act as is provided under Rule 16(b)(3)(a),(b) and (c).

        6. PAYMENT FOR SHARE PURCHASES

                a. PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check or equivalent) or, where expressly approved by the Committee and permitted by law by:

                        i. by cancellation of indebtedness of the Company to the
                Participant;

                        ii. by surrender of shares of the Company's Common Stock
                that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 of the Securities Act; or were obtained by Participant in the public market; and, (2) are clear of all liens, claims, encumbrances or security interests;

                        iii. by waiver of compensation due or accrued to
                Participant for services rendered;

                        iv. provided that a public market for the Company's
                stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

                                (1) through a "same day sale" commitment from
                        the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                (2) through a "margin" commitment from the
                        Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD

                        Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                        v. by any combination of the foregoing.

                Notwithstanding the foregoing, the Exercise Price of an Option held by a director who is not an employee shall be paid either (i) in cash; or
(ii) pursuant to subsection (a) of this Section 6.1, or (iii) by any combination of the foregoing (i) and (ii).

        7. WITHHOLDING TAXES

                a. WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Options granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

        8. PRIVILEGES OF STOCK OWNERSHIP

                a. VOTING AND DIVIDENDS. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

                b. FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant annually during the period such Participant has Options outstanding, provided, however, that the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

        9. TRANSFERABILITY

                Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant, an Option shall be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

        10. CERTIFICATES

                All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

        11. EXCHANGE AND BUYOUT OF OPTIONS

                The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

        12. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

                An Option shall not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

        13. NO OBLIGATION TO EMPLOY

                Nothing in the Plan or any Option granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company, or any Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

        14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

                The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

                If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise thereof (and, if relevant, for the same aggregate cash consideration), the same total number and class of shares as such


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

Participant would have received had such Participant exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

                After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company) in, lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

                If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled to receive upon exercise of such Option in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or
(ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that: (x) notice of such cancellation shall be given to each holder of an Option, and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

                Except as expressly provided above, the issue by the Company of shares of stock of any class, securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding Options.

        15. ADOPTION AND STOCKHOLDER APPROVAL

                The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Company shall submit the Plan for approval by the stockholders of the Company at the next annual meeting of stockholders of the Company to obtain the advantages under NASD, IRS, Securities and Exchange Commission and other regulations that approval of stockholders may bestow, provided however, that Options granted under the Plan shall be conditioned upon stockholder approval of the Plan within one year of adoption by the Board.

        16. TERM OF PLAN

                The Plan will terminate ten (10) years from the Effective Date.


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

        17. AMENDMENT OR TERMINATION OF PLAN

                The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that:

                i. the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and

                ii. the terms and conditions of any awards of Options to Directors and the category of persons eligible to be awarded such shares under the Plan shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA, or the rules and regulations thereunder.

        18. NONEXCLUSIVITY OF THE PLAN

                Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        19. GOVERNING LAW

                The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of New York, excluding that body of law pertaining to conflict of laws.

        20. DEFINITIONS

                As used in the Plan, the following terms shall have the following meanings:

                "ACCELERATION EVENT" means but is not limited to, any Change of Control of the Company or other event determined in the discretion of the Committee.

                "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with" means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                "BOARD" means the Board of Directors of the Company.


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

                "CHANGE IN CONTROL" means the occurrence of any of the following events:

                (A) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

                (B) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

                (C) upon the approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation, which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of liquidation or dissolution of the Company;

                (D) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

                (E) if the Board of Directors or any designated committee determines, in its sole discretion, that any person (such as that term is used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company.

                "CODE" means the Internal Revenue Code of 1986, as amended.

                "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

                "COMPANY" means Ultra Motorcycle Company, a corporation organized under the laws of the State of Delaware, or any successor corporation.

                "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option, but in no event shall such price be less than the par value of the Common Stock.

                "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:


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

                        (a) if such Common Stock is then quoted on the Nasdaq
                National Market System, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                        (b) if such Common Stock is publicly traded and is then
                listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                        (c) if such Common Stock is publicly traded but is not
                quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the Wall Street Journal, for the over-the-counter market; or

                        (d) if none of the foregoing is applicable, by the Board
                of Directors of the Company in good faith.

                "INSIDER" means an officer or director of the Company or other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                "NONEMPLOYEE DIRECTOR" means an director of the Company defined in Rule 16b-3(b)(i) of the Exchange Act.

                "OPTION" means an option to purchase Shares of Common Stock of the Company pursuant to Section 5.

                "OPTION AGREEMENT" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

                "OUTSIDE DIRECTOR" means any outside director as defined in
Section 162(m) of the Code and the regulations issued thereunder.

                "PARTICIPANT" means a person who receives an Option under the Plan.

                "PLAN" means this Ultra Motorcycle Company 2000 Stock Option Plan, as amended from time to time.

                "SECURITIES ACT" means the Securities Act of 1933, as amended.

                "SHARES" means shares of the Company's Common Stock, $0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 14, and any security issued in respect thereto or in replacement therefor.

                "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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

                "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").




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